UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET CORE PLUS VIT PORTFOLIO

FORM N-Q

MARCH 31, 2018

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 28.8%
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	40,000	$41,450
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	90,000	87,863
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	160,000	162,600	(a)

Total Auto Components				291,913

Automobiles - 0.7%
BMW U.S. Capital LLC, Senior Notes	1.850%	9/15/21	20,000	19,186	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	80,000	73,209
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	200,000	198,484
General Motors Co., Senior Notes	5.200%	4/1/45	60,000	58,582
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	50,000	48,902
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	990,000	1,018,428

Total Automobiles				1,416,791

Hotels, Restaurants & Leisure - 0.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	60,000	57,432	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	338,884	338,884	(a)(b)(c)(d)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	11/1/23	130,000	135,164
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	130,000	128,862
McDonald’s Corp., Senior Notes	3.700%	1/30/26	230,000	231,676
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	160,000	162,000	(a)

Total Hotels, Restaurants & Leisure				1,054,018

Household Durables - 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	50,000	49,125
Newell Brands Inc., Senior Notes	3.150%	4/1/21	70,000	69,319
Newell Brands Inc., Senior Notes	3.850%	4/1/23	70,000	69,942
Newell Brands Inc., Senior Notes	4.200%	4/1/26	60,000	59,461
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	40,000	39,800

Total Household Durables				287,647

Internet & Direct Marketing Retail - 0.3%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	125,682	(a)
Amazon.com Inc., Senior Notes	3.875%	8/22/37	60,000	59,990	(a)
Amazon.com Inc., Senior Notes	4.950%	12/5/44	120,000	135,742
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	90,455	(a)
Netflix Inc., Senior Bonds	5.875%	2/15/25	160,000	168,000

Total Internet & Direct Marketing Retail				579,869

Media - 1.0%
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	65,386
Altice France SA, Senior Secured Bonds	6.250%	5/15/24	300,000	283,875	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	70,000	69,125	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	170,000	161,823	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	110,000	110,368
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	120,000	115,098
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	29,379

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - (continued)
Comcast Corp., Senior Notes	3.900%	3/1/38	80,000	$77,712
Comcast Corp., Senior Notes	3.999%	11/1/49	165,000	155,138
DISH DBS Corp., Senior Notes	7.875%	9/1/19	70,000	73,325
DISH DBS Corp., Senior Notes	6.750%	6/1/21	120,000	121,050
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	290,000	296,170	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	10,000	12,023
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	200,000	225,498
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	90,000	94,294
Time Warner Inc., Senior Notes	4.750%	3/29/21	20,000	20,900
Time Warner Inc., Senior Notes	6.250%	3/29/41	60,000	70,285
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	100,000	93,500	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	40,000	40,642

Total Media				2,115,591

Multiline Retail - 0.0%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	40,000	41,828

TOTAL CONSUMER DISCRETIONARY				5,787,657

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	150,000	148,926
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	120,000	120,221
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	260,000	258,889
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	350,000	378,942
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	160,000	155,571
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	10,000	10,078	(e)
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	180,000	182,417	(e)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	90,000	94,772
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	60,000	59,400	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	150,000	174,181	(a)

Total Beverages				1,583,397

Food & Staples Retailing - 0.0%
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	80,000	75,725

Food Products - 0.4%
Danone SA, Senior Bonds	2.589%	11/2/23	420,000	398,467	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	10,000	10,431	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	70,000	69,802
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	70,000	72,787
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	110,000	112,201
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	70,000	69,562	(a)

Total Food Products				733,250

Tobacco - 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	120,000	130,101
Altria Group Inc., Senior Notes	2.850%	8/9/22	130,000	127,364
BAT Capital Corp., Senior Notes	3.557%	8/15/27	480,000	460,665	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	180,000	178,781	(a)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	190,000	187,463
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	30,000	29,740

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Tobacco - (continued)
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	190,000	$183,927
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	140,000	135,322
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	10,377
Reynolds American Inc., Senior Notes	3.250%	6/12/20	12,000	12,007
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	93,927

Total Tobacco				1,549,674

TOTAL CONSUMER STAPLES				3,942,046

ENERGY - 3.5%
Energy Equipment & Services - 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	110,000	110,674
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	21,601
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	10,924

Total Energy Equipment & Services				143,199

Oil, Gas & Consumable Fuels - 3.4%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	40,000	41,597
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	120,000	144,288
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	82,787
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	37,853
Apache Corp., Senior Notes	5.100%	9/1/40	170,000	174,597
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	82,848
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	230,000	229,816
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	190,000	188,490
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	70,000	69,738
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	70,000	68,425
Chevron Corp., Senior Notes	2.954%	5/16/26	230,000	221,514
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	490,000	474,154
Continental Resources Inc., Senior Notes	4.375%	1/15/28	50,000	48,813	(a)
Devon Energy Corp., Senior Notes	3.250%	5/15/22	60,000	59,333
Devon Energy Corp., Senior Notes	5.850%	12/15/25	80,000	91,004
Devon Energy Corp., Senior Notes	5.600%	7/15/41	10,000	11,296
Devon Energy Corp., Senior Notes	5.000%	6/15/45	180,000	192,030
Ecopetrol SA, Senior Notes	5.875%	5/28/45	180,000	178,146
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	31,043
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	90,000	88,339
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	42,130
Kerr-McGee Corp., Notes	6.950%	7/1/24	220,000	254,438
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	92,643
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	40,000	40,012
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	70,000	68,624
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	10,067
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	60,000	76,841
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	30,000	29,929
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	70,000	71,998
MPLX LP, Senior Notes	4.000%	3/15/28	180,000	177,754
MPLX LP, Senior Notes	4.500%	4/15/38	120,000	118,867
MPLX LP, Senior Notes	4.700%	4/15/48	210,000	205,372
Noble Energy Inc., Senior Notes	4.150%	12/15/21	150,000	153,405
Noble Energy Inc., Senior Notes	3.850%	1/15/28	100,000	98,522

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Noble Energy Inc., Senior Notes	4.950%	8/15/47	50,000	$52,296
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	110,000	111,841
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	89,117
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	60,000	57,584
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	74,633
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	40,000	41,883
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	90,000	89,701
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	644,000	636,755	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	430,000	466,765
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	170,000	164,752
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	90,000	85,500
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	250,000	275,375
Range Resources Corp., Senior Notes	5.000%	3/15/23	150,000	144,570
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	110,000	118,550
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	50,000	49,908	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	30,000	30,555	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	240,000	231,546
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	10,870
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	170,445
Shell International Finance BV, Senior Notes	4.000%	5/10/46	130,000	130,438
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	130,000	160,196
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	110,000	124,163
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	50,000	48,875
Williams Partners LP, Senior Notes	5.250%	3/15/20	50,000	51,834
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,325
WPX Energy Inc., Senior Notes	8.250%	8/1/23	70,000	78,750

Total Oil, Gas & Consumable Fuels				7,463,940

TOTAL ENERGY				7,607,139

FINANCIALS - 11.5%
Banks - 8.1%
Bank of America Corp., Senior Notes	2.600%	1/15/19	5,000	5,006
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	89,796
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	393,000	385,729	(a)(f)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	190,000	190,914	(f)
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	147,531
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	130,000	126,414	(f)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,061,000	1,017,572	(a)(f)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	420,000	404,661	(f)
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	40,000	40,929
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	129,859
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	260,000	262,102
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000	1,110,217

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - (continued)
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	200,000	$206,882	(f)(g)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	203,564	(a)
CIT Group Inc., Senior Notes	5.250%	3/7/25	60,000	61,579
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	50,000	52,250	(f)(g)
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	70,000	72,047	(f)(g)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	56,200
Citigroup Inc., Senior Notes	4.650%	7/30/45	145,000	155,104
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	10,000	10,188
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	19,784
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	80,187
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	700,000	709,104
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	170,000	168,209
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	14,311
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	71,407
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	170,000	165,651	(a)
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	455,000	499,253	(a)(f)(g)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	390,000	407,007
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	680,000	731,000	(a)(f)(g)
Credit Agricole SA, Notes (4.000% to 1/10/28 then USD 5 year Swap Rate + 1.644%)	4.000%	1/10/33	250,000	238,394	(a)(f)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	250,000	253,750	(f)(g)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	280,000	281,416
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	270,000	276,521
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	420,000	419,577
HSBC Holdings PLC, Subordinated Bonds (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	200,000	204,750	(f)(g)
HSBC Holdings PLC, Subordinated Bonds (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	200,000	204,250	(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	193,479	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	200,000	195,461	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,070,000	1,056,787	(a)
JPMorgan Chase & Co., Senior Bonds	2.550%	3/1/21	40,000	39,374
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	350,000	360,289
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	400,000	388,758	(f)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	59,951
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	140,000	140,951
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	50,710
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	170,000	184,369
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	200,000	202,405
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	200,000	189,147	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - (continued)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	210,000	$211,482
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	530,000	552,095	(a)
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	100,000	97,860
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	130,000	138,654
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	630,000	641,704
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	100,000	114,711
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	71,187
Santander UK PLC, Senior Notes	2.375%	3/16/20	60,000	59,185
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	340,000	375,880	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	290,000	279,946
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	300,000	296,735	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	300,000	302,550	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	6/8/18	320,000	319,216	(f)(g)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	190,000	178,125
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	49,743
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	560,000	564,060
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	320,000	323,505
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	315,226
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	38,916
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	130,000	133,529
Westpac Banking Corp., Senior Notes	2.300%	5/26/20	20,000	19,718
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	110,000	108,681

Total Banks				17,727,504

Capital Markets - 1.4%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	250,000	255,854
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	330,000	350,449
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	170,000	182,339
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	50,000	49,560
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	300,000	317,885
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000	40,215
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000	186,553
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	100,000	96,450
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	280,000	271,765	(f)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	140,000	137,409	(f)
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	127,056
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	200,000	201,224
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000	238,436
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	250,000	269,674
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	380,000	374,574	(f)

Total Capital Markets				3,099,443

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Consumer Finance - 0.1%
American Express Credit Corp., Senior Notes	2.375%	5/26/20	110,000		$108,607
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000		63,900

Total Consumer Finance					172,507

Diversified Financial Services - 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	220,000		225,516
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	150,000		156,264
DAE Funding LLC, Senior Notes	4.500%	8/1/22	40,000		38,050	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	30,000		28,463	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	202,000		197,622
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	40,000		41,384
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		100,266
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	90,000		105,051
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	30,000		32,271
Magnolia Finance X Ltd.	3.010%	3/12/20	1,197,518	GBP	1,638,116	(a)(c)(f)
Magnolia Finance X Ltd.	4.270%	3/12/20	360,229	GBP	492,766	(a)(c)(f)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	30,000		29,503	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	60,000		58,350	(a)

Total Diversified Financial Services					3,143,622

Insurance - 0.4%
American International Group Inc., Senior Notes	3.750%	7/10/25	130,000		128,211
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	40,000		39,410
Nuveen Finance LLC, Senior Notes	2.950%	11/1/19	40,000		39,930	(a)
Reliance Standard Life Global Funding II, Secured Notes	2.500%	1/15/20	40,000		39,611	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	8,000		10,695	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	530,000		585,486	(a)

Total Insurance					843,343

Thrifts & Mortgage Finance - 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	40,000		40,100	(a)

TOTAL FINANCIALS					25,026,519

HEALTH CARE - 2.8%
Biotechnology - 0.3%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	90,000		88,835
Amgen Inc., Senior Notes	2.125%	5/1/20	20,000		19,660
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000		30,063
Celgene Corp., Senior Bonds	2.250%	8/15/21	100,000		96,793
Celgene Corp., Senior Notes	5.000%	8/15/45	110,000		115,029
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	30,000		29,768
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000		49,911
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	100,000		100,457
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000		107,994

Total Biotechnology					638,510

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	100,000	$99,647
Abbott Laboratories, Senior Notes	4.750%	11/30/36	80,000	86,598
Abbott Laboratories, Senior Notes	4.900%	11/30/46	80,000	88,064
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	200,000	192,765
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	31,000	30,525
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	10,000	10,104
Medtronic Inc., Senior Notes	3.500%	3/15/25	210,000	210,106

Total Health Care Equipment & Supplies				717,809

Health Care Providers & Services - 1.6%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000	28,860
Anthem Inc., Senior Notes	2.950%	12/1/22	160,000	155,861
Anthem Inc., Senior Notes	3.350%	12/1/24	50,000	48,615
Anthem Inc., Senior Notes	3.650%	12/1/27	100,000	96,875
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	60,000	58,059
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	70,000	66,874
Centene Corp., Senior Notes	4.750%	5/15/22	110,000	111,925
Centene Corp., Senior Notes	6.125%	2/15/24	70,000	73,024
CVS Health Corp., Senior Notes	3.350%	3/9/21	80,000	80,491
CVS Health Corp., Senior Notes	2.750%	12/1/22	60,000	57,816
CVS Health Corp., Senior Notes	3.700%	3/9/23	350,000	352,288
CVS Health Corp., Senior Notes	4.100%	3/25/25	130,000	131,110
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	158,861
CVS Health Corp., Senior Notes	4.300%	3/25/28	760,000	764,745
CVS Health Corp., Senior Notes	5.125%	7/20/45	150,000	159,694
DaVita Inc., Senior Notes	5.000%	5/1/25	10,000	9,691
HCA Inc., Senior Bonds	5.375%	2/1/25	50,000	50,250
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	20,000	19,350
HCA Inc., Senior Secured Notes	5.250%	6/15/26	50,000	50,775
HCA Inc., Senior Secured Notes	5.500%	6/15/47	20,000	19,375
Humana Inc., Senior Notes	3.950%	3/15/27	390,000	388,352
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	70,000	70,962	(a)
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	170,000	167,964
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	70,000	72,450	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	60,000	62,775
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	100,000	99,589
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	60,000	59,493
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	100,000	101,388

Total Health Care Providers & Services				3,517,512

Pharmaceuticals - 0.6%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	240,000	236,129
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	60,000	58,610
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	40,000	35,466
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	40,000	37,679
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	50,000	48,364
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	260,000	234,313

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - (continued)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	20,000	$16,966
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	20,000	16,084
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	160,000	161,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	90,000	79,762	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	90,000	89,775	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.250%	4/1/26	40,000	39,948	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	20,000	20,725	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	70,000	73,238	(a)
Wyeth LLC, Notes	5.950%	4/1/37	10,000	12,788

Total Pharmaceuticals				1,161,047

TOTAL HEALTH CARE				6,034,878

INDUSTRIALS - 1.3%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	4.875%	2/15/20	160,000	166,894
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	10,000	9,951
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	110,000	109,266
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	31,926
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	100,000	96,029
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	280,000	267,822
United Technologies Corp., Senior Notes	4.500%	6/1/42	40,000	40,722

Total Aerospace & Defense				722,610

Air Freight & Logistics - 0.0%
United Parcel Service Inc., Senior Notes	2.500%	4/1/23	50,000	48,482
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	30,000	28,911

Total Air Freight & Logistics				77,393

Airlines - 0.1%
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	32,641	36,112
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	19,885	20,582	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	27,167	28,016
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	69,303	70,502
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	53,536	54,315

Total Airlines				209,527

Commercial Services & Supplies - 0.3%
Cintas Corp., Senior Notes	2.900%	4/1/22	180,000	177,353
Cintas Corp., Senior Notes	3.700%	4/1/27	240,000	240,170
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	120,000	125,376
Waste Management Inc., Senior Notes	3.500%	5/15/24	20,000	20,071

Total Commercial Services & Supplies				562,970

Electrical Equipment - 0.1%
Eaton Corp., Senior Notes	2.750%	11/2/22	270,000	264,025
Eaton Corp., Senior Notes	4.150%	11/2/42	30,000	29,849

Total Electrical Equipment				293,874

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Industrial Conglomerates - 0.5%
General Electric Co., Senior Notes	5.500%	1/8/20	10,000	$10,404
General Electric Co., Senior Notes	4.650%	10/17/21	22,000	22,981
General Electric Co., Senior Notes	5.875%	1/14/38	30,000	35,020
General Electric Co., Senior Notes	6.875%	1/10/39	551,000	714,995
General Electric Co., Senior Notes	4.500%	3/11/44	170,000	167,730
General Electric Co., Subordinated Notes	5.300%	2/11/21	20,000	20,980

Total Industrial Conglomerates				972,110

Trading Companies & Distributors - 0.0%
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	40,000	38,300	(a)

TOTAL INDUSTRIALS				2,876,784

INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.0%
Harris Corp., Senior Notes	5.054%	4/27/45	30,000	33,209

IT Services - 0.2%
First Data Corp., Senior Secured Notes	5.375%	8/15/23	180,000	183,600	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	210,000	206,177
Visa Inc., Senior Notes	4.300%	12/14/45	130,000	139,786

Total IT Services				529,563

Semiconductors & Semiconductor Equipment - 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	90,000	85,206
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	10,000	9,744
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	40,917

Total Semiconductors & Semiconductor Equipment				135,867

Software - 0.5%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	300,000	279,486
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	196,694
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	67,652
Microsoft Corp., Senior Notes	3.300%	2/6/27	370,000	367,744
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	9,773
Microsoft Corp., Senior Notes	3.750%	2/12/45	110,000	109,499
Microsoft Corp., Senior Notes	3.950%	8/8/56	50,000	49,845

Total Software				1,080,693

Technology Hardware, Storage & Peripherals - 0.9%
Apple Inc., Senior Notes	2.000%	11/13/20	110,000	108,126
Apple Inc., Senior Notes	2.450%	8/4/26	200,000	185,607
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	70,000	74,916	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	700,000	703,365	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	770,000	790,414	(a)

Total Technology Hardware, Storage & Peripherals				1,862,428

TOTAL INFORMATION TECHNOLOGY				3,641,760

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MATERIALS - 1.1%
Containers & Packaging - 0.1%
Pactiv LLC, Senior Bonds	8.375%	4/15/27	250,000	$283,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	10,000	10,109	(a)

Total Containers & Packaging				293,859

Metals & Mining - 1.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	200,000	215,000	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	289,336	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,000	5,169
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	230,000	262,707
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	170,000	196,831
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	120,000	120,000
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	20,000	18,494
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	30,000	29,765	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	70,000	70,538	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	133,354	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	90,000	87,044	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	298,333	3,550	*(a)(h)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	2,970	0	(b)(c)(d)(i)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	390,000	409,164
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	310,000	366,172

Total Metals & Mining				2,207,124

TOTAL MATERIALS				2,500,983

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	330,000	330,852	(a)

TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.9%
AT&T Inc., Senior Notes	3.400%	5/15/25	40,000	38,602
AT&T Inc., Senior Notes	3.900%	8/14/27	350,000	353,081
AT&T Inc., Senior Notes	4.900%	8/14/37	110,000	110,960
AT&T Inc., Senior Notes	4.350%	6/15/45	310,000	284,373
AT&T Inc., Senior Notes	5.300%	8/14/58	70,000	70,879
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	200,000	194,393	(a)
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	260,000	281,219
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	10,000	11,123
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	120,000	125,180
Verizon Communications Inc., Senior Notes	2.946%	3/15/22	30,000	29,523
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	40,000	39,653
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	59,000	58,080
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	140,000	142,072
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	70,000	70,915
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	170,000	164,466

Total Diversified Telecommunication Services				1,974,519

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - 0.4%
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	120,000	$126,300	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	220,000	216,700
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	175,000	174,344	(a)
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	360,000	362,250	(a)

Total Wireless Telecommunication Services				879,594

TOTAL TELECOMMUNICATION SERVICES				2,854,113

UTILITIES - 0.9%
Electric Utilities - 0.8%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	147,000	187,897
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	160,000	192,031
FirstEnergy Corp., Notes	7.375%	11/15/31	340,000	448,251
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	320,000	328,046
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	200,000	196,793
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	150,000	158,400
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	310,000	370,494

Total Electric Utilities				1,881,912

Gas Utilities - 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	50,000	65,520

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp., Senior Notes	5.500%	4/15/25	120,000	124,650

TOTAL UTILITIES				2,072,082

TOTAL CORPORATE BONDS & NOTES (Cost - $62,602,644)				62,674,813

ASSET-BACKED SECURITIES - 3.3%
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	250,000	253,268	(a)
Conseco Financial Corp., 1997-7 M1	7.030%	7/15/28	258,199	257,244	(f)
Hertz Vehicle Financing LLC, 2018-1A A	3.290%	2/25/24	500,000	494,177	(a)
JPMorgan Mortgage Acquisition Trust, 2006-HE2 M1 (1 mo. USD LIBOR + 0.300%)	2.172%	7/25/36	290,000	256,360	(f)
Navient Student Loan Trust, 2017-3A A3 (1 mo. USD LIBOR + 1.050%)	2.922%	7/26/66	550,000	563,487	(a)(f)
Navient Student Loan Trust, 2017-5A A (1 mo. USD LIBOR + 0.800%)	2.672%	7/26/66	538,275	542,521	(a)(f)
Nelnet Student Loan Trust, 2008-3 A4 (3 mo. USD LIBOR + 1.650%)	3.594%	11/25/24	178,907	181,776	(f)
SLM Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	2.415%	6/15/39	1,240,873	1,221,106	(f)
Small Business Administration, 2018-10A 1	3.187%	3/10/28	210,000	211,619
Small Business Administration Participation Certificates, 2017-20D 1	2.840%	4/1/37	68,629	67,188
Small Business Administration Participation Certificates, 2017-20G 1	2.980%	7/1/37	58,565	58,017
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,594,725	(a)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	386,449	388,138	(a)
Upstart Securitization Trust, 2017-2 A	2.508%	3/20/25	1,206,924	1,205,042	(a)

TOTAL ASSET-BACKED SECURITIES (Cost - $7,076,766)				7,294,668

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(j) - 11.6%
BAMLL Commercial Mortgage Securities Trust, 2014-FL1 E	3.571%	12/15/31	260,000	$250,160	(a)(f)
Banc of America Funding Corp., 2015-R4 6A1 (1 mo. USD LIBOR + 0.140%)	1.761%	8/27/36	257,218	257,087	(a)(f)
Banc of America Funding Corp., 2015-R4 6A2 (1 mo. USD LIBOR + 0.140%)	1.761%	8/27/36	780,000	754,061	(a)(f)
Bank, 2017-BNK7 A5	3.435%	9/15/60	190,000	188,435
Bank, 2017-BNK7 XA, IO	0.824%	9/15/60	3,279,262	184,718	(f)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	1.711%	5/28/36	1,566,244	1,554,085	(a)(f)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	337,824	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-2A B1	2.064%	5/25/35	256,807	194,434	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	2.264%	8/25/35	914,027	898,889	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	2.392%	8/25/35	997,336	985,114	(a)(f)
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	130,000	98,362
Citigroup Commercial Mortgage Trust, 2017-C4 A4	3.471%	10/12/50	490,000	487,126
Cold Storage Trust, 2017-ICE3 B (1 mo. USD LIBOR + 1.250%)	3.027%	4/15/36	200,000	201,683	(a)(f)
Credit Suisse Mortgage Trust, 2016-BDWN A (1 mo. USD LIBOR + 2.900%)	4.677%	2/15/29	470,000	472,625	(a)(f)
Credit Suisse Mortgage Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	7.397%	7/15/32	800,000	799,198	(a)(f)
CSAIL Commercial Mortgage Trust, 2015-C2 C	4.209%	6/15/57	536,000	495,906	(f)
DBUBS Mortgage Trust, 2017-BRBK A	3.452%	10/10/34	530,000	531,814	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	4.653%	2/15/37	3,458,194	556,048	(f)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.714%	2/15/38	81,034	5,349	(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	4.772%	7/25/28	1,260,000	1,292,976	(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.322%	10/25/29	460,000	500,868	(f)
Federal National Mortgage Association (FNMA), 2006-115 EI, IO (-1.000 x 1 mo. USD LIBOR + 6.640%)	4.769%	12/25/36	3,076,208	526,184	(f)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.363%	8/25/55	733,502	37,895	(f)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.229%	9/25/46	1,045,542	147,545	(f)
Federal National Mortgage Association (FNMA), 2017-M15 ATS2	3.136%	11/25/27	40,000	39,378	(f)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	3,940,000	2,071,890	(f)
Government National Mortgage Association (GNMA), 2012-034 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.228%	3/20/42	907,772	132,897	(f)
Government National Mortgage Association (GNMA), 2012-043 SN, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.814%	4/16/42	515,271	109,563	(f)
Government National Mortgage Association (GNMA), 2013-101, IO	0.671%	10/16/54	6,200,770	202,914	(f)
Government National Mortgage Association (GNMA), 2014-186, IO, IO	0.780%	8/16/54	2,773,646	131,371	(f)
Government National Mortgage Association (GNMA), 2015-167, OI, IO	4.000%	4/16/45	346,103	71,449

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(j) - (continued)
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	2,583,203		$525,706
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.314%	10/16/46	438,737		84,110	(f)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	300,000		232,300
GS Mortgage Securities Trust, 2017-GS8 A4	3.469%	11/10/50	610,000		606,363
Homestar Mortgage Acceptance Corp., 2004-5 M2 (1 mo. USD LIBOR + 1.005%)	2.877%	10/25/34	728,414		731,158	(f)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22 (1 mo. USD LIBOR + 0.180%)	2.052%	7/25/47	378,533		287,077	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	1,210,000		291,131	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	5.527%	5/15/28	200,000		199,204	(a)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000		190,255
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	4/25/48	1,100,000		1,095,955	(a)(f)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C22 D	4.241%	4/15/48	720,000		613,179	(a)(f)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	10,307		10,320
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.168%	12/12/49	232,616		210,409	(f)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	2.627%	11/15/34	720,000		725,450	(a)(f)
Morgan Stanley Re-remic Trust, 2015-R3 7A1 (12 mo. Monthly Treasury Average Index + 0.770%)	1.902%	4/26/47	426,321		413,145	(a)(f)
Morgan Stanley Re-remic Trust, 2015-R3 7A2 (12 mo. Monthly Treasury Average Index + 0.770%)	1.902%	4/26/47	730,000		663,692	(a)(f)
Morgan Stanley Re-remic Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.260%)	2.081%	4/26/47	298,040		299,346	(a)(f)
Morgan Stanley Re-remic Trust, 2015-R3 9A2 (1 mo. USD LIBOR + 0.260%)	2.081%	4/26/47	520,000		470,401	(a)(f)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	1,120,394		1,162,185	(a)(f)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	1.818%	7/26/37	332,285		332,522	(a)(f)
Towd Point Mortgage Funding Trust, 2016-V1A A1 (3 mo. GBP LIBOR + 1.200%)	1.753%	2/20/54	743,564	GBP	1,051,468	(a)(f)
UBS Commercial Mortgage Trust, 2017-C3 AS	3.739%	8/15/50	200,000		199,113	(f)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	147,178		144,587	(a)(f)
Wells Fargo Commercial Mortgage Trust, 2017-RB1 XA	1.284%	3/15/50	2,212,505		197,800	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $25,883,058)					25,254,724

MORTGAGE-BACKED SECURITIES - 24.6%
FHLMC - 5.5%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/43-3/1/45	1,122,713		1,131,806
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/41	443,134		479,824
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/38	1,905,519		2,004,666
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43	5,017,449		5,200,123
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/47	3,165,979		3,097,427

Total FHLMC					11,913,846

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FNMA - 11.8%
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-7/1/45	2,560,447	$2,650,714
Federal National Mortgage Association (FNMA)	3.500%	1/1/44-3/1/57	1,766,073	1,771,262
Federal National Mortgage Association (FNMA)	4.500%	5/1/47-4/1/56	2,071,250	2,176,604
Federal National Mortgage Association (FNMA)	3.000%	4/17/33-4/12/48	2,400,000	2,369,000	(k)
Federal National Mortgage Association (FNMA)	3.500%	4/12/48	550,000	551,192	(k)
Federal National Mortgage Association (FNMA)	4.000%	4/12/48	500,000	513,137	(k)
Federal National Mortgage Association (FNMA)	4.500%	4/12/48	6,700,000	7,016,549	(k)
Federal National Mortgage Association (FNMA)	5.000%	4/12/48	2,400,000	2,563,875	(k)
Federal National Mortgage Association (FNMA)	3.000%	11/1/46-2/1/47	5,977,969	5,847,222
Federal National Mortgage Association (FNMA)	2.940%	7/1/27	200,000	195,198

Total FNMA				25,654,753

GNMA - 7.3%
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-8/20/47	2,332,031	2,402,750
Government National Mortgage Association (GNMA) II	3.000%	4/19/48	700,000	688,721	(k)
Government National Mortgage Association (GNMA) II	3.500%	4/19/48	400,000	403,914	(k)
Government National Mortgage Association (GNMA) II	4.000%	4/19/48	4,300,000	4,420,182	(k)
Government National Mortgage Association (GNMA) II	4.500%	4/19/48	4,740,000	4,928,396	(k)
Government National Mortgage Association (GNMA) II	3.000%	11/20/47	395,382	389,387
Government National Mortgage Association (GNMA) II	3.500%	10/20/47-11/20/47	2,663,246	2,695,181

Total GNMA				15,928,531

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $54,266,903)				53,497,130

SENIOR LOANS - 6.6%
CONSUMER DISCRETIONARY - 2.4%
Auto Components - 0.0%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.130%	4/6/24	48,927	49,186	(f)(l)(m)

Diversified Consumer Services - 0.2%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.627%	5/2/22	306,980	309,688	(f)(l)(m)

Hotels, Restaurants & Leisure - 0.9%
1011778 B.C. Unlimited Liability Co., Term Loan B3	4.127 - 4.552%	2/16/24	298,489	299,173	(f)(l)(m)
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.877%	3/11/25	119,700	120,847	(f)(l)(m)
Aristocrat Leisure Ltd., 2017 Incremental Term Loan	—	10/19/24	19,950	20,075	(n)
Aristocrat Leisure Ltd., 2017 Term Loan B2 (3 mo. LIBOR + 2.000%)	3.745%	10/20/21	53,271	53,576	(f)(l)(m)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	4.236%	9/15/23	207,547	208,918	(f)(l)(m)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	12/22/24	254,363	256,384	(f)(l)(m)
Golden Nugget Inc., 2017 Incremental Term Loan	4.900 - 5.039%	10/4/23	299,140	302,039	(f)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.872%	10/25/23	304,410	306,416	(f)(l)(m)
Scientific Games International Inc., 2018 Term Loan B5	4.627 - 4.744%	8/14/24	285,919	287,304	(f)(l)(m)

Total Hotels, Restaurants & Leisure				1,854,732

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 1.0%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.880%	4/30/25	321,108	$322,634	(f)(l)(m)
Lions Gate Entertainment Corp., 2018 Term Loan B	—	3/19/25	137,786	138,583	(n)
Numericable Group SA, USD Term Loan B12 (3 mo. LIBOR + 3.000%)	4.720%	1/31/26	223,440	216,849	(f)(l)(m)
Sinclair Television Group Inc., 2017 Term Loan B	—	12/12/24	250,000	251,592	(n)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.627%	3/15/24	641,724	632,599	(f)(l)(m)
UPC Financing Partnership, USD Term Loan AR (1 mo. LIBOR + 2.500%)	4.277%	1/15/26	240,000	241,029	(f)(l)(m)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	4.277%	4/15/25	330,000	328,040	(f)(l)(m)

Total Media				2,131,326

Specialty Retail - 0.3%
Academy Ltd., 2015 Term Loan B	5.664 - 6.017%	7/1/22	288,097	230,958	(f)(l)(m)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.702 - 4.877%	11/8/23	217,800	218,562	(f)(l)(m)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	4.490 - 4.627%	1/30/23	278,664	280,328	(f)(l)(m)

Total Specialty Retail				729,848

Textiles, Apparel & Luxury Goods - 0.0%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	145,500	87,300	(c)(f)(l)(m)

TOTAL CONSUMER DISCRETIONARY				5,162,080

CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.3%
Albertsons LLC, USD 2017 Term Loan B4 (1 mo. LIBOR + 2.750%)	4.627%	8/25/21	302,802	299,858	(f)(l)(m)
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.956%	6/22/23	293,994	290,870	(f)(l)(m)

Total Food & Staples Retailing				590,728

Food Products - 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.880%	5/24/24	293,797	294,784	(f)(l)(m)

TOTAL CONSUMER STAPLES				885,512

FINANCIALS - 0.4%
Capital Markets - 0.4%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	4.302%	3/27/23	971,029	976,491	(f)(l)(m)

HEALTH CARE - 1.0%
Health Care Providers & Services - 0.6%
Jaguar Holding Co. II, 2017 Term Loan	4.627 - 5.052%	8/18/22	946,799	951,059	(f)(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 2.750%)	5.052%	6/7/23	306,449	308,269	(f)(l)(m)

Total Health Care Providers & Services				1,259,328

Health Care Technology - 0.2%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	3/1/24	442,273	443,839	(f)(l)(m)

Life Sciences Tools & Services - 0.1%
PAREXEL International Corp., Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	9/27/24	99,749	99,899	(f)(l)(m)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - 0.1%
Catalent Pharma Solutions Inc., USD Term Loan B (1 mo. LIBOR + 2.250%)	4.127%	5/20/24	157,053	$157,904	(f)(l)(m)
Valeant Pharmaceuticals International Inc., Term Loan B Series F4 (1 mo. LIBOR + 3.500%)	5.240%	4/1/22	149,748	151,517	(f)(l)(m)

Total Pharmaceuticals				309,421

TOTAL HEALTH CARE				2,112,487

INDUSTRIALS - 0.9%
Air Freight & Logistics - 0.5%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2 (1 mo. LIBOR + 2.250%)	4.072%	4/3/22	521,063	522,112	(f)(l)(m)
XPO Logistics Inc., 2018 Term Loan B (3 mo. LIBOR + 2.000%)	3.920%	2/24/25	478,968	481,274	(f)(l)(m)

Total Air Freight & Logistics				1,003,386

Airlines - 0.1%
American Airlines Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.777%	12/14/23	148,500	148,805	(f)(l)(m)
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.875%	6/26/20	150,000	150,403	(f)(l)(m)

Total Airlines				299,208

Building Products - 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.627%	11/15/23	108,667	109,278	(f)(l)(m)(n)

Professional Services - 0.1%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.877%	4/10/23	305,490	306,722	(f)(l)(m)

Trading Companies & Distributors - 0.1%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.936%	1/2/25	251,000	252,534	(f)(l)(m)

TOTAL INDUSTRIALS				1,971,128

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.1%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	4.122%	4/26/24	315,876	316,748	(f)(l)(m)

Semiconductors & Semiconductor Equipment - 0.1%
ON Semiconductor Corp., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.877%	3/31/23	106,034	106,717	(f)(l)(m)

Software - 0.2%
Dell Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.880%	9/7/23	319,625	320,324	(f)(l)(m)

Technology Hardware, Storage & Peripherals - 0.0%
Western Digital Corp., 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	3.877%	4/29/23	83,081	83,678	(f)(l)(m)

TOTAL INFORMATION TECHNOLOGY				827,467

MATERIALS - 0.4%
Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.377%	10/31/23	297,497	298,572	(f)(l)(m)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Containers & Packaging - 0.3%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.740 - 3.877%	10/1/22	371,043	$372,985	(f)(l)(m)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.627%	2/5/23	297,969	299,831	(f)(l)(m)

Total Containers & Packaging				672,816

TOTAL MATERIALS				971,388

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.000%)	3.877%	4/25/23	308,182	309,299	(f)(l)(m)(n)
VICI Properties 1 LLC, Replacement Term Loan B (1 mo. LIBOR + 2.000%)	3.854%	12/20/24	124,545	125,108	(f)(l)(m)

Total Equity Real Estate Investment Trusts (REITs)				434,407

Real Estate Management & Development - 0.0%
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.377%	4/18/24	26,865	27,018	(f)(l)(m)

TOTAL REAL ESTATE				461,425

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	1/31/25	244,388	240,951	(f)(l)(m)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.111%	2/22/24	310,000	310,799	(f)(l)(m)

Total Diversified Telecommunication Services				551,750

Wireless Telecommunication Services - 0.1%
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	4.036%	7/17/25	273,558	273,626	(f)(l)(m)
Sprint Communications Inc., First Lien Term Loan B (1 mo. LIBOR + 2.500%)	4.438%	2/2/24	5,970	5,979	(f)(l)(m)

Total Wireless Telecommunication Services				279,605

TOTAL TELECOMMUNICATION SERVICES				831,355

UTILITIES - 0.1%
Electric Utilities - 0.0%
TEX Operations Co., LLC, Exit Term Loan B (1 mo. LIBOR + 2.500%)	4.377%	8/4/23	16,946	17,082	(f)(l)(m)
TEX Operations Co., LLC, Exit Term Loan C (1 mo. LIBOR + 2.500%)	4.377%	8/4/23	3,011	3,035	(f)(l)(m)

Total Electric Utilities				20,117

Independent Power and Renewable Electricity Producers - 0.1%
TPF II Power LLC, Term Loan B (1 mo. LIBOR + 3.750%)	5.627%	10/2/23	153,605	156,149	(f)(l)(m)

TOTAL UTILITIES				176,266

TOTAL SENIOR LOANS (Cost - $14,507,364)				14,375,599

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 7.0%
Argentina - 0.9%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	160,000		$164,600	(a)
Republic of Argentina, Bonds	21.200%	9/19/18	160,000	ARS	7,927
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.935%	6/21/20	750,000	ARS	39,489	(f)
Republic of Argentina, Bonds	18.200%	10/3/21	9,410,000	ARS	469,955
Republic of Argentina, Senior Bonds	5.625%	1/26/22	350,000		355,950
Republic of Argentina, Senior Bonds	7.500%	4/22/26	460,000		491,970
Republic of Argentina, Senior Notes	6.875%	1/11/48	410,000		374,894

Total Argentina					1,904,785

Brazil - 1.3%
Federative Republic of Brazil, Notes	10.000%	1/1/21	2,228,000	BRL	708,045
Federative Republic of Brazil, Notes	10.000%	1/1/23	5,048,000	BRL	1,595,203
Federative Republic of Brazil, Notes	10.000%	1/1/27	276,000	BRL	86,006
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	510,000		459,515

Total Brazil					2,848,769

China - 0.6%
China Government Bond, Senior Bonds	3.390%	5/21/25	1,500,000	CNY	226,251	(o)
China Government Bond, Senior Bonds	3.310%	11/30/25	7,500,000	CNY	1,121,084	(o)

Total China					1,347,335

Colombia - 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	240,000		262,200

Ecuador - 0.1%
Republic of Ecuador, Senior Notes	7.875%	1/23/28	200,000		193,290	(a)

Egypt - 0.1%
Arab Republic of Egypt, Senior Bonds	5.577%	2/21/23	200,000		203,266	(a)

Indonesia - 0.4%
Republic of Indonesia, Notes	3.750%	4/25/22	390,000		391,387	(o)
Republic of Indonesia, Senior Notes	3.500%	1/11/28	260,000		249,391
Republic of Indonesia, Senior Notes	4.350%	1/11/48	300,000		286,494

Total Indonesia					927,272

Kenya - 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	200,000		209,385	(o)

Kuwait - 0.3%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	670,000		658,262	(a)

Mexico - 1.7%
United Mexican States, Senior Bonds	10.000%	12/5/24	2,000,000	MXN	126,312
United Mexican States, Senior Bonds	7.750%	11/13/42	52,820,000	MXN	2,951,848
United Mexican States, Senior Bonds	8.000%	11/7/47	7,860,000	MXN	451,598
United Mexican States, Senior Notes	4.600%	2/10/48	230,000		218,500

Total Mexico					3,748,258

Nigeria - 0.1%
Republic of Nigeria, Senior Notes	6.500%	11/28/27	200,000		203,086	(a)

Peru - 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	20,000		25,700
Republic of Peru, Senior Bonds	5.625%	11/18/50	120,000		144,600

Total Peru					170,300

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Poland - 0.2%
Republic of Poland, Senior Notes	4.000%	1/22/24	320,000		$332,915

Russia - 0.9%
Russian Federal Bond, Bonds	7.000%	8/16/23	39,030,000	RUB	697,652
Russian Federal Bond, Bonds	7.050%	1/19/28	67,452,000	RUB	1,187,120

Total Russia					1,884,772

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	260,000		250,815	(a)

TOTAL SOVEREIGN BONDS (Cost - $15,060,925)					15,144,710

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 14.9%
U.S. Government Agencies - 0.0%
Federal Home Loan Bank (FHLB), Bonds	2.125%	2/11/20	100,000		99,604

U.S. Government Obligations - 14.9%
U.S. Treasury Bonds	3.750%	11/15/43	7,910,000		9,036,866
U.S. Treasury Bonds	3.000%	2/15/47	370,000		372,052
U.S. Treasury Bonds	3.000%	5/15/47	3,780,000		3,799,269
U.S. Treasury Bonds	2.750%	8/15/47	1,490,000		1,424,347
U.S. Treasury Bonds	2.750%	11/15/47	2,730,000		2,610,349
U.S. Treasury Bonds	3.000%	2/15/48	2,920,000		2,937,109
U.S. Treasury Notes	2.125%	3/31/24	1,730,000		1,680,533
U.S. Treasury Notes	2.000%	6/30/24	4,690,000		4,513,850
U.S. Treasury Notes	2.125%	7/31/24	2,550,000		2,470,860
U.S. Treasury Notes	2.625%	3/31/25	1,250,000		1,245,166
U.S. Treasury Notes	2.250%	11/15/25	2,280,000		2,207,281
U.S. Treasury Notes	2.750%	2/15/28	150,000		150,097

Total U.S. Government Obligations					32,447,779

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $32,945,420)					32,547,383

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.2%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,284,172		1,239,554
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/27	1,479,389		1,443,816

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $2,609,675)					2,683,370

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY		SHARES	VALUE
COMMON STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Bossier Casino Venture Holdco Inc.		22,038	$386,326	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		1	54,701	*(c)(d)

TOTAL CONSUMER DISCRETIONARY			441,027

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
KCAD Holdings I Ltd.		108,106,087	619,340	*(c)(d)

Oil, Gas & Consumable Fuels - 0.0%
MWO Holdings LLC		146	0	*(c)(d)(i)

TOTAL ENERGY			619,340

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.		17,686	69,859	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.		965	0	*(a)(c)(d)(i)

TOTAL INDUSTRIALS			69,859

TOTAL COMMON STOCKS (Cost - $1,234,959)			1,130,226

	RATE
PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Consumer Finance - 0.1%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	7.624%	9,199	238,990	(f)

Diversified Financial Services - 0.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.137%	19,800	538,362	(f)

TOTAL FINANCIALS			777,352

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer Tracking Preferred Equity Certificates, (8.000% PIK)	8.000%	8,488,909	84,889	(b)(c)(d)

TOTAL PREFERRED STOCKS (Cost - $1,343,793)			862,241

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY		EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†	VALUE
PURCHASED OPTIONS - 0.1%
Exchange-Traded Purchased Options - 0.1%
Euro Bund Futures, Put @ 158.50EUR		4/20/18	10	1,000,000	$2,461
U.S. Treasury 5-Year Notes Futures, Call @ $114.25		4/20/18	53	53,000	21,531
U.S. Treasury 5-Year Notes Futures, Put @ $105.50		5/25/18	30	30,000	30
U.S. Treasury 10-Year Notes Futures, Call @ $121.00		4/20/18	52	52,000	28,437
U.S. Treasury Long-Term Bonds Futures, Call @ $146.50		4/20/18	20	20,000	22,813
U.S. Treasury Long-Term Bonds Futures, Put @ $143.00		4/20/18	6	6,000	750
U.S. Treasury Long-Term Bonds Futures, Put @ $144.00		4/20/18	13	13,000	3,250

Total Exchange-Traded Purchased Options					79,272

	COUNTERPARTY
OTC Purchased Options - 0.0%
U.S. Dollar/Euro, Call @ $1.23	Citibank N.A.	4/27/18	2,145,000	2,145,000	14,013
U.S. Dollar/Euro, Call @ $1.23	Citibank N.A.	5/11/18	2,090,000	2,090,000	13,107

Total OTC Purchased Options					27,120

TOTAL PURCHASED OPTIONS (Cost - $117,536)					106,392

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $217,649,043)					215,571,256

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 11.2%
Commercial Paper - 2.7%
Bank of Tokyo-Mitsubishi UFJ Ltd.	2.314%	6/25/18	1,240,000	1,233,019	(p)
JPMorgan Securities LLC	2.284%	6/25/18	1,280,000	1,272,647	(p)(q)
Natixis NY	2.314%	6/25/18	1,250,000	1,243,183	(p)
Royal Bank of Canada	2.303%	6/22/18	870,000	865,128	(p)
Standard Chartered Bank	2.343%	6/22/18	1,290,000	1,283,117	(p)(q)

Total Commercial Paper (Cost - $5,898,612)				5,897,094

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Agencies - 4.5%
Federal Home Loan Bank (FHLB), Discount Notes	1.424%	4/5/18	650,000	$649,910	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.465%	4/25/18	140,000	139,852	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.605%-1.628%	4/26/18	2,070,000	2,067,723	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.595%	4/27/18	1,150,000	1,148,682	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.604%	5/3/18	650,000	649,054	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.614%	5/7/18	730,000	728,801	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.511%	5/9/18	1,220,000	1,217,881	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.646%	5/14/18	950,000	948,127	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.466%	5/15/18	850,000	848,284	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.646%	5/17/18	790,000	788,331	(p)
Federal Home Loan Bank (FHLB), Discount Notes	1.508%	6/14/18	550,000	548,093	(p)

Total U.S. Government Agencies (Cost - $9,735,779)				9,734,738

			SHARES
Money Market Funds - 4.0%
Western Asset Government Cash Management Portfolio LLC (Cost - $8,789,081)	1.590%		8,789,081	8,789,081	(r)

TOTAL SHORT-TERM INVESTMENTS (Cost - $24,423,472)				24,420,913

TOTAL INVESTMENTS - 110.2% (Cost - $242,072,515)				239,992,169
Liabilities in Excess of Other Assets - (10.2)%				(22,142,148)

TOTAL NET ASSETS - 100.0%				$217,850,021

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The maturity principal is currently in default as of March 31, 2018.

(i)	Value is less than $1.

(j)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

(k)	This security is traded on a to-be-announced (“TBA”) basis. At March 31, 2018, the Portfolio held TBA securities with a total cost of $23,363,146.

(l)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of March 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(o)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(p)	Rate shown represents yield-to-maturity.

(q)	Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(r)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At March 31, 2018, the total market value of investments in Affiliated Companies was $8,789,081 and the cost was $8,789,081 (See Note 2).

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SCHEDULE OF WRITTEN OPTIONS
SCHEDULE OF EXCHANGE-TRADED WRITTEN OPTIONS
SECURITY		EXPIRATION DATE	STRIKE PRICE		CONTRACTS	NOTIONAL AMOUNT†	VALUE
Euro Bund Futures, Call		5/25/18	160.50	EUR	10	1,000,000	$5,045
U.S. Treasury 5-Year Notes Futures, Call		4/20/18	$114.75		28	28,000	5,250
U.S. Treasury 5-Year Notes Futures, Call		5/25/18	115.00		106	106,000	27,328
U.S. Treasury 5-Year Notes Futures, Put		5/25/18	113.25		26	26,000	2,234
U.S. Treasury 10-Year Notes Futures, Call		5/25/18	123.00		42	42,000	8,531
U.S. Treasury 10-Year Notes Futures, Call		4/20/18	122.00		26	26,000	4,875
U.S. Treasury 10-Year Notes Futures, Call		5/25/18	124.00		34	34,000	3,719
U.S. Treasury 10-Year Notes Futures, Call		4/20/18	122.50		28	28,000	3,062
U.S. Treasury 10-Year Notes Futures, Call		5/25/18	122.00		40	40,000	16,876
U.S. Treasury 10-Year Notes Futures, Call		5/25/18	122.50		29	29,000	8,609
U.S. Treasury 10-Year Notes Futures, Call		4/20/18	121.50		21	21,000	6,563
U.S. Treasury 10-Year Notes Futures, Put		5/25/18	118.50		29	29,000	2,266
U.S. Treasury 10-Year Notes Futures, Put		4/20/18	118.00		26	26,000	406
U.S. Treasury 10-Year Notes Futures, Put		4/20/18	118.50		28	28,000	437
U.S. Treasury Long-Term Bonds Futures, Call		4/6/18	147.00		8	8,000	4,125
U.S. Treasury Long-Term Bonds Futures, Call		4/20/18	148.50		15	15,000	6,563
U.S. Treasury Long-Term Bonds Futures, Call		4/20/18	147.50		14	14,000	10,063
U.S. Treasury Long-Term Bonds Futures, Call		5/25/18	150.00		4	4,000	2,500

TOTAL EXCHANGE-TRADED WRITTEN OPTIONS (Premiums received - $117,764)							$118,452

SCHEDULE OF OTC WRITTEN OPTIONS
	COUNTERPARTY
U.S. Dollar/Euro, Put	Citibank N.A.	4/27/18	$1.27		2,145,000	2,145,000	$1,388
U.S. Dollar/Euro, Put	Citibank N.A.	5/11/18	1.26		2,090,000	2,090,000	4,652
U.S. Dollar/Mexican Peso, Call	Bank of America N.A.	7/5/18	21.70	MXN	530,000	530,000	690
U.S. Dollar/Mexican Peso, Call	Morgan Stanley & Co. Inc.	4/16/18	18.42	MXN	530,000	530,000	6,995

TOTAL OTC WRITTEN OPTIONS (Premiums received - $50,400)							$13,725

TOTAL WRITTEN OPTIONS (Premiums received - $168,164)							$132,177

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table:

EUR	— Euro
MXN	— Mexican Peso

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

At March 31, 2018, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	222	12/19	$53,964,275	$53,954,325	$(9,950)
90-Day Eurodollar	128	6/20	31,159,505	31,104,000	(55,505)
90-Day Eurodollar	16	3/21	3,897,429	3,886,800	(10,629)
Euro	2	6/18	310,154	308,963	(1,191)
Mexican Peso	27	6/18	714,309	733,185	18,876
U.S. Treasury 2-Year Notes	28	6/18	5,953,222	5,953,062	(160)
U.S. Treasury 5-Year Notes	208	6/18	23,741,929	23,807,875	65,946
U.S. Treasury 10-Year Notes	395	6/18	47,555,486	47,850,547	295,061
U.S. Treasury Ultra Long-Term Bonds	153	6/18	23,751,054	24,551,719	800,665

					1,103,113

Contracts to Sell:
90-Day Eurodollar	102	6/18	24,918,641	24,913,500	5,141
90-Day Eurodollar	14	9/18	3,443,255	3,416,875	26,380
90-Day Eurodollar	52	12/18	12,735,844	12,675,650	60,194
90-Day Eurodollar	53	3/19	12,951,806	12,906,825	44,981
Euro-Bund	90	6/18	17,433,297	17,655,354	(222,057)
Japanese 10-Year Bond	5	6/18	7,080,927	7,084,723	(3,796)
U.S. Treasury Long-Term Bonds	107	6/18	15,367,598	15,688,875	(321,277)
U.S. Treasury Ultra 10-Year Notes	112	6/18	14,333,485	14,544,250	(210,765)

					(621,199)

Net unrealized appreciation on open futures contracts					$481,914

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

At March 31, 2018, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	5,680,000	USD	290,443	Citibank N.A.	4/9/18	$(9,064)
ARS	260,000	USD	13,252	Citibank N.A.	4/9/18	(372)
USD	137,982	ARS	2,790,000	Citibank N.A.	4/9/18	(230)
USD	45,005	ARS	910,000	Citibank N.A.	4/9/18	(75)
USD	44,983	ARS	910,000	Citibank N.A.	4/9/18	(97)
USD	65,744	ARS	1,330,000	Citibank N.A.	4/9/18	(142)
ARS	910,000	USD	46,476	JPMorgan Chase & Co.	4/9/18	(1,396)
USD	45,016	ARS	910,000	JPMorgan Chase & Co.	4/9/18	(64)
IDR	12,091,310,000	USD	893,139	Bank of America N.A.	4/19/18	(15,996)
USD	2,193,004	JPY	238,260,000	Bank of America N.A.	4/19/18	(48,243)
EUR	2,439,706	USD	2,983,236	Barclays Bank PLC	4/19/18	21,884
EUR	150,000	USD	185,339	Barclays Bank PLC	4/19/18	(576)
IDR	7,948,600,000	USD	592,914	Barclays Bank PLC	4/19/18	(16,297)
INR	30,350,000	USD	469,618	Barclays Bank PLC	4/19/18	(5,168)
USD	1,162,262	AUD	1,460,000	Barclays Bank PLC	4/19/18	40,924
USD	2,684,108	CNY	17,564,000	Barclays Bank PLC	4/19/18	(105,907)
USD	333,977	EUR	270,000	Barclays Bank PLC	4/19/18	1,403
USD	37,060	EUR	30,000	Barclays Bank PLC	4/19/18	108
USD	37,101	EUR	30,000	Barclays Bank PLC	4/19/18	148
USD	24,700	EUR	20,000	Barclays Bank PLC	4/19/18	65
USD	3,069,677	GBP	2,234,304	Barclays Bank PLC	4/19/18	(67,041)
USD	146,270	JPY	16,189,608	Barclays Bank PLC	4/19/18	(6,021)
USD	2,004,727	PHP	101,355,000	Barclays Bank PLC	4/19/18	63,804
BRL	6,604,400	USD	2,027,227	Citibank N.A.	4/19/18	(29,385)
CAD	7,260,820	USD	5,822,490	Citibank N.A.	4/19/18	(184,848)
CAD	810,000	USD	648,031	Citibank N.A.	4/19/18	(19,109)
EUR	270,000	USD	336,191	Citibank N.A.	4/19/18	(3,617)
MXN	27,990,000	USD	1,479,950	Citibank N.A.	4/19/18	55,896
USD	2,494,089	CNH	16,350,000	Citibank N.A.	4/19/18	(111,101)
USD	1,083,383	EUR	870,000	Citibank N.A.	4/19/18	11,756
USD	86,001	EUR	70,000	Citibank N.A.	4/19/18	(222)
USD	725,384	EUR	586,522	Citibank N.A.	4/19/18	2,933
USD	51,709	EUR	42,000	Citibank N.A.	4/19/18	(25)
USD	24,608	EUR	20,000	Citibank N.A.	4/19/18	(27)
USD	74,786	EUR	60,000	Citibank N.A.	4/19/18	881
USD	555,235	GBP	390,000	Citibank N.A.	4/19/18	7,718
USD	113,631	MXN	2,197,174	Citibank N.A.	4/19/18	(6,930)
INR	72,690,000	USD	1,128,166	JPMorgan Chase & Co.	4/19/18	(15,781)
MXN	20,240,000	USD	1,069,466	JPMorgan Chase & Co.	4/19/18	41,128
USD	117,520	MXN	2,335,700	Bank of America N.A.	7/9/18	(9,040)
MXN	2,335,700	USD	117,556	Barclays Bank PLC	7/9/18	9,003
ARS	2,790,000	USD	126,130	Citibank N.A.	10/3/18	(68)
ARS	910,000	USD	41,139	Citibank N.A.	10/3/18	(22)
ARS	1,330,000	USD	60,099	Citibank N.A.	10/3/18	(5)
ARS	910,000	USD	41,121	Citibank N.A.	10/3/18	(4)
ARS	910,000	USD	41,149	JPMorgan Chase & Co.	10/3/18	(32)

Total						$(399,254)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

Abbreviations used in this table:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PHP	— Philippine Peso
USD	— United States Dollar

At March 31, 2018, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO†	PAYMENTS RECEIVED BY THE PORTFOLIO†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
	5,265,000		5/31/22	3-month LIBOR quarterly	2.250% semi-annually	$9,084	$(100,946)
	21,353,000		5/15/23	3-month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.355% quarterly	(6,878)	19,684
	6,448,000		11/15/43	2.474% semi-annually	3-month LIBOR quarterly	126,661	369,845
	3,408,000		11/15/43	2.950% semi-annually	3-month LIBOR quarterly	7,581	(51,647)
	967,300	EUR	8/23/47	1.498% annually	6-month EURIBOR semi-annually	1,043	(6,251)

Total						$137,491	$230,685

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.IG.29 Index	$17,490,000	12/20/22	1.000% quarterly	$324,597	$352,309	$(27,712)
Markit CDX.NA.IG.30 Index	220,000	6/20/23	1.000% quarterly	3,631	3,698	(67)

Total	$17,710,000			$328,228	$356,007	$(27,779)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.HY.29 Index	$3,640,000	12/20/22	5.000% quarterly	$(236,247)	$(239,817)	$3,570

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2018

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:

EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s investments as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$5,448,773	$338,884		$5,787,657
Financials	—	22,895,637	2,130,882		25,026,519
Materials	—	2,500,983	0	*	2,500,983
Other Corporate Bonds & Notes	—	29,359,654	—		29,359,654
Asset-Backed Securities	—	7,294,668	—		7,294,668
Collateralized Mortgage Obligations	—	25,254,724	—		25,254,724
Mortgage-Backed Securities	—	53,497,130	—		53,497,130
Senior Loans:
Consumer Discretionary	—	5,074,780	87,300		5,162,080
Other Senior Loans	—	9,213,519	—		9,213,519
Sovereign Bonds	—	15,144,710	—		15,144,710
U.S. Government & Agency Obligations	—	32,547,383	—		32,547,383
U.S. Treasury Inflation Protected Securities	—	2,683,370	—		2,683,370
Common Stocks:
Consumer Discretionary	—	—	441,027		441,027
Energy	—	—	619,340		619,340
Industrials	—	—	69,859		69,859
Preferred Stocks:
Financials	$777,352	—	—		777,352
Industrials	—	—	84,889		84,889
Purchased Options:
Exchange-Traded Purchased Options	79,272	—	—		79,272
OTC Purchased Options	—	27,120	—		27,120

Total Long-Term Investments	856,624	210,942,451	3,772,181		215,571,256

Short-Term Investments†	—	24,420,913	—		24,420,913

Total Investments	$856,624	$235,363,364	$3,772,181		$239,992,169

Other Financial Instruments:
Forward Foreign Currency Contracts	—	$257,651	—		$257,651
Futures Contracts	$1,317,244	—	—		1,317,244
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	3,570	—		3,570
Centrally Cleared Interest Rate Swaps	—	389,529	—		389,529

Total Other Financial Instruments	1,317,244	650,750	—		1,967,994

Total	$2,173,868	$236,014,114	$3,772,181		$241,960,163

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$118,452	—	—	$118,452
OTC Written Options	—	$13,725	—	13,725
Forward Foreign Currency Contracts	—	656,905	—	656,905
Futures Contracts	835,330	—	—	835,330
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	27,779	—	27,779
Centrally Cleared Interest Rate Swaps	—	158,844	—	158,844

Total	$953,782	$857,253	—	$1,811,035

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	FINANCIALS	INDUSTRIALS	MATERIALS
Balance as of December 31, 2017	$327,179	$2,066,475	$21,184	$0 *
Accrued premiums/discounts	1,196	804	—	—
Realized gain (loss)	—	(489)	—	—
Change in unrealized appreciation (depreciation)[1]	(1,196)	69,806	(105)	—
Purchases	11,705	—	—	—
Sales	—	(5,714)	(21,079)	—
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—	—	—

Balance as of March 31, 2018	$338,884	$2,130,882	—	$0 *

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[1]	$(1,196)	$69,806	—	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	CONSUMER STAPLES	INFORMATION TECHNOLOGY	UTILITIES
Balance as of December 31, 2017	$303,629	$289,171	$316,440	$301,050
Accrued premiums/discounts	2	(329)	(87)	(1,197)
Realized gain (loss)	(7)	(9)	—	(1,153)
Change in unrealized appreciation (depreciation)[1]	2,827	2,777	395	1,200
Purchases	182,325	—	—	20,100
Sales	(1,435)	(740)	—	(320,000)
Transfers into Level 3[2]	87,300	—	—	—
Transfers out of Level 3[3]	(487,341)	(290,870)	(316,748)	—

Balance as of March 31, 2018	$87,300	—	—	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[1]	—	—	—	—

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS			PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	INDUSTRIALS	TOTAL
Balance as of December 31, 2017	$312,245	$587,021	$51,466	$78,606	$4,654,466
Accrued premiums/discounts	—	—	—	—	389
Realized gain (loss)	—	—	—	—	(1,658)
Change in unrealized appreciation (depreciation)[1]	128,782	32,319	18,393	—	255,198
Purchases	—	—	—	6,283	220,413
Sales	—	—	—	—	(348,968)
Transfers into Level 3[2]	—	—	—	—	87,300
Transfers out of Level 3[3]	—	—	—	—	(1,094,959)

Balance as of March 31, 2018	$441,027	$619,340	$69,859	$84,889	$3,772,181

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[1]	$128,782	$32,319	$18,393	—	$248,104

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Portfolio may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Portfolio’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason Inc. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Portfolio’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended March 31, 2018. The following transactions were effected in shares of such companies for the period ended March 31, 2018.

		Purchased		Sold
	Affiliate Value at December 31, 2017	Cost	Shares	Cost	Shares	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2018
Western Asset Government Cash Management Portfolio LLC	$12,340,505	$27,448,576	27,448,576	$31,000,000	31,000,000	—	$50,499	—	$8,789,081

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 25, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 25, 2018